                                                                    Exhibit 99.3

                                 ANNAPOLIS MALL

                                 Annapolis, MD

                                  $144,380,000


LEHMAN BROTHERS                                              Warburg Dillon Read

Notice to All Potential Investors
================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options).

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.


LEHMAN BROTHERS                                              Warburg Dillon Read

Overview
================================================================================

o     Transaction Overview

o     Sponsorship

o     Loan Summary

o     Property Highlights

o     Sales Highlights

o     Lease Rollover Profile

o     Financial Highlights

o     Competitive Retail Properties


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Transaction Overview
================================================================================

o     $144,380,000 first mortgage loan

      -     Expected shadow rating of BBB
      -     10-year term (ARD)
      -     Fixed interest rate of 8.177%
      -     30-year amortization
      -     Hyper-amortization feature

o The loan is secured by a fee simple interest in Westfield Shoppingtown Annapolis (the "Property"), a 1,116,859 square foot enclosed regional mall located in Annapolis, Maryland. The Property, which opened in 1980, is anchored by Hecht's, Nordstrom's, Montgomery Ward, Lord & Taylor and JC Penney and contains 424,711 square feet of in-line retail space.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Transaction Overview (cont'd)
================================================================================

o The Property is currently undergoing expansion which will result in the addition of a new 52,000 square foot theater and approximately 15,000 square feet of in-line space. A $15 million letter of credit was provided to serve as additional collateral for the portion of the mortgage loan proceeds allocated to such expansion.

o The Property is currently managed and owned by affiliates of Westfield America, Inc., the third largest regional mall REIT (by owned GLA) in the United States. As of December 1999, Westfield America, Inc. has an ownership interest in 56 properties, including 35 regional and super-regional malls and 3 power centers, located in U.S. markets.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Transaction Overview (cont'd)
================================================================================

o     The loan features investment grade credit characteristics:

      -     Initial loan-to-appraised value of 68.4%(1)
      - DSCR of 1.29x(1) (1.44x at the anticipated repayment date based on a projected loan balance of $129.7 million) utilizing underwritten net cash flow and the loan constant of 8.95%.

o     Structural loan features include:

      -     Hard lockbox for debt service, taxes and insurance
      - Springing reserves for tenant improvements, leasing commissions and capital expenditures if DSCR falls below 1.25x or if an event of default occurred.

(1) Does not include any increase in income or appraised value relating to the completion of current expansion (including theater construction).


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Sponsorship
================================================================================

o Westfield America, Inc. (NYSE: WEA) is a REIT that currently owns or holds an interest in 56 properties, including 35 regional and super-regional shopping malls and 3 power centers. These properties comprise 35.9 million square feet of retail space and are located in eight different states.

o Westfield America, Inc. is the third largest regional mall REIT (based on owned GLA) in the United States.

o Westfield America, Inc. is externally managed by Westfield Corporation, Inc., a U.S. subsidiary of Westfield Holdings Limited, Sidney, Australia, all part of the Westfield Group ("Westfield").

o Westfield acts as a developer, architect, builder, property manager and funds manager for an $11.1 billion portfolio of shopping center assets that comprise 60.3 million square feet of retail space. The market capitalization of the entities that make up Westfield was $8.9 billion as of June 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Loan Summary
================================================================================

o    Loan Amount:                       $144,380,000, split into two notes:
                                        $122,000,000 A Note & $22,380,000 B Note

o    Loan Description:                  Fixed rate, fee interest, first lien
                                        loan. However, payments on the B note
                                        are subordinate to payments on the A
                                        Note.

o     Collateral:                       Annapolis Mall, a 1,116,859 square foot
                                        super-regional shopping center located
                                        in Annapolis, Maryland.

o     Additional Collateral:            Westfield provided a $15,000,000 Letter
                                        of Credit ("L/C") which will remain as
                                        additional collateral until the borrower satisfies certain L/C release provisions including completion of the expansion currently in progress.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Loan Summary (cont'd)
================================================================================

o     Interest Rate:                    8.177%

o     Anticipated Repayment Date:       December, 2009

o     Term:                             10 years (ARD)

o     Amortization:                     30 years; hyper-amortization(1)
                                        commencing after the Anticipated
                                        Repayment Date.

o     Lockout Period:                   Later of 1) two years after
                                        securitization or 2) three years
                                        following closing

(1) The interest rate for the Annapolis Mall loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 4%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Final Maturity Date plus 4%. After the Anticipated Repayment Date, available excess cash flow will be used to pay down any outstanding principal.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Loan Summary (cont'd)
================================================================================

o     Prepayment:                       Prepayable in whole, subject to lockout
                                        period and defeasance (calculated at
                                        Treasuries flat). 90-day prepayment
                                        window without penalty prior to
                                        Anticipated Repayment Date

o     Cash Management:                  Hard lockbox for debt service and tax
                                        and insurance amounts

o     Reserves:                         If DSCR falls below 1.25x, escrows for
                                        tenant improvements, leasing
                                        commissions, operating expenses and
                                        replacement reserves will also be
                                        captured in a lockbox.

o     Subordinate Debt:                 None allowed


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights
================================================================================

                                [PHOTO OMITTED]

                                [PHOTO OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights (cont'd)
================================================================================

                                 [MAP OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights (cont'd)
================================================================================

o     Location:                         Annapolis, Maryland

o     Property:                         1,116,859 square foot, single-level
                                        regional shopping center

o     Overall Occupancy:                98.7% as of October 1999

o     In-Line Occupancy:                96.5% as of October 1999

o     Year Built/Renovated:             1980 / 1994,1998 and 1999

o     Borrowers:                        Special-purpose, bankruptcy remote
                                        limited partnership affiliated with
                                        Westfield America.

o     Sponsor:                          Westfield America

o     Borrower's Property Interest:     Fee


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights (cont'd)
================================================================================

o     Anchor Tenants:                   Hechts (198,171 sf), Nordstrom
                                        (153,000sf), Montgomery Ward (147,282
                                        sf), Lord & Taylor (110,000 sf) & JC
                                        Penney (83,695 sf)

o     Sales Figures:

      -     1999 Total Sales(1):        $335.2 million
      -     1999 In-Line Sales(1):      $161.6 million or $415 per square foot

o     1999 Occupancy Cost(2):           12.7%

o     Appraisal Value:                  $211.2 million as of June 30, 1999

o     LTV:                              68%

(1) Based on six months of actuals through 6/30/99 and six months of borrower's projections 7/1/99 through 12/31/99.
(2)   Based on trailing twelve months ending 9/30/99 for in-line space only.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights (cont'd)
================================================================================

o     DSCR (NCF):                       1.29x(1)

o     DSCR (NCF) at ARD:                1.44x(2)

(1) Calculated based on underwritten net cash flow of $16,697,038 and annual debt service of $12,927,337.
(2) Calculated based on projected balance of $129,694,249 mm at the Anticipated Repayment Date.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights (cont'd)
================================================================================

o Westfield Shoppingtown Annapolis is a super-regional shopping center located in eastern Maryland with five anchors and 164 in-line tenants. The tenant mix includes both value oriented and national tenants.

o The mall was originally built in 1980, and underwent an extensive renovation and expansion in 1994. In 1997 a new Lord & Taylor was added to the center.

o Currently the center is undergoing another expansion, which includes the addition of a new, single level theater and approximately 15,000 square feet of shops/restaurants. A new parking facility will also be included as part of the expansion. Once the expansion is completed, the existing Crown Theater will be converted into additional retail space.

o The mall is located in Maryland's state capital, Annapolis, less than three miles from the historic waterfront and state capital building.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Property Highlights (cont'd)
================================================================================

                                      ---------  ----------  ----------    --------------
                                       Square    % of Total    Lease         Long-Term
                                       Footage      GLA      Expiration    Credit Ratings
                                                                            (Moody's/S&P)
                                      ---------  ----------  ----------    --------------
o     Anchors
      -     Hecht's (May) (1)           198,171     17.7%        NAP          A1 / A+
      -     Nordstrom (2)               153,000     13.7       3/18/19        A2 / A
      -     Montgomery Ward (2)         147,282     13.2      11/7/02         NR / NR
      -     Lord & Taylor (May) (2)     110,000      9.8       1/31/49        A1 / A+
      -     JC Penney (1)                83,695      7.5         NAP         A3 / BBB+
                                      ---------
      Subtotal: Anchor Tenants          692,148     61.9%
                                      ---------

o     Mall Stores                       424,711     38.0%

o     Total GLA                       1,116,859    100.0%

(1)   Anchor owns pad and improvements.
(2)   Anchor on ground lease, but owns its improvements.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Sales Highlights
================================================================================

                                                  ------    ------    --------
                                                   1997      1998      1999(1)
                                                  ------    ------    --------

o     Total Mall Sales ($ million) (1)            $304.9    $322.4     $335.2

o     In-line Store Sales Per Square Foot (1)     $381.0    $395.0     $415.0

o     Mall Store Occupancy Cost (2)                13.7%     13.0%      12.7%

o     Overall Occupancy                            99.6%     99.6%      99.5%

(1) Total mall sales for 1999 are based on actuals through 6/30/99 and estimated based upon borrower projections for 7/1/99 through 12/31/99.
(2)   For calendar year 1997, 1998, and trailing twelve months through 9/30/99.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
In-Line Lease Rollover Profile(1)
================================================================================

     [The following table was represented as chart in the printed material.]

          % of GLA Expiring        Cumulative Expiration
          -----------------        ---------------------

2000             4.3%                       4.3%
2001             5.6%                       9.8%
2002             1.1%                      10.9%
2003             7.3%                      18.2%
2004            15.4%                      33.6%
2005            16.0%                      49.6%
2006            12.0%                      61.6%
2007            12.6%                      74.2%
2008             4.6%                      78.8%
2009            13.9%                      92.7%

(1)   Consolidated for in-line space, out parcels and office space.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Financial Highlights
================================================================================

                                       -----------   -----------      -----------    -----------
                                          1997          1998             1999(1)         UW
                                                                                      Cashflow
                                       -----------   -----------      -----------    -----------

o     Revenue                          $20,633,985   $22,476,890      $23,323,300    $23,055,014

o     Operating Expenses                 5,612,766     5,551,291        5,514,500      5,737,126
                                       -----------   -----------      -----------    -----------

o     Net Operating Income             $15,021,219   $16,925,599      $17,808,800    $17,317,888

o     TI, LC & Replacement Reserves                                                      620,851
                                                                                     -----------

o     Net Cash Flow                                                                  $16,697,038
                                                                                     ===========

(1)   Trailing twelve months ending September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Financial Highlights (cont'd)
================================================================================

Underwriting Assumption Highlights

o Minimum Rents are based upon the October 1999 rent roll and does not include expansion space.

o     Expense Recoveries and Percentage Rents are based on the 1999 estimates.

o     In-line Vacancy as of October 1999 (96.5%) was utilized.

o     CAM, Utilities and Real Estate Taxes are on the 1999 estimates.

o Management Fee for the property is calculated at 4% of EGI, less expense recoveries.

o Tenant Improvements are based on 75% renewal probability, 10-year lease term, $20.00 psf for new tenants and $10.00 psf for renewal. No tenant improvements were applied to anchor space.

o No leasing commissions were applied since the borrower pays for leasing commissions from management fees, per the management contract in place.

o     Capital Reserves are $0.30 psf.


LEHMAN BROTHERS                                              Warburg Dillon Read

Annapolis Mall
Competitive Retail Properties
================================================================================

------------------    ------------------         ---------------      ----------       ----------------------
    Property               Location                Year Built/         Size (SF)        Anchor/Major Tenants
                                                   Renovated
------------------    ------------------         ---------------      ----------       ----------------------

Marley Station          Glen Burnie, MD          1987 / 1994 and       1,088,000          Sears, Hecht's, JC
                       (13.5 miles north              1996                                Penney and Macy's
                      of Annapolis Mall)

Mall in Columbia         Columbia, MD            1971 / 1981 and        953,000        Hecht's, Lord & Taylor,
                      (25 miles northwest              1998                             Sears, and JC Penney
                      of Annapolis Mall)

Laurel Center Mall        Laurel, MD             1979 / 1991 and        658,000          Hecht's, JC Penney,
                      (24 miles northwest              1998                              and Montgomery Mall
                      of Annapolis Mall)


LEHMAN BROTHERS                                              Warburg Dillon Read